                                                                     EXHIBIT 4.1


    SEAL                                                                SEAL
   NUMBER                                                             SHARES

HA
                                   HERBALIFE

INCORPORATED UNDER THE LAWS                              SEE REVERSE FOR CERTAIN
 OF THE STATE OF NEVADA                                       DEFINITIONS
                                                            CUSIP  426908 20 8

This Certifies that



                                    SPECIMEN


is the record holder of






FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE, OF

                         HERBALIFE INTERNATIONAL, INC.



(hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                          HERBALIFE INTERNATIONAL, INC.
                                 CORPORATE SEAL
                                      1985
                                     NEVADA
           SECRETARY                                                PRESIDENT




                                                   COUNTERSIGNED AND REGISTERED:
                                                 U.S. STOCK TRANSFER CORPORATION
                                                   TRANSFER AGENT AND REGISTRAR

                                                 BY

                                                      AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation at its principal offices.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common
     TEN ENT  -- as tenants by the entiraties
     JT TEN   -- as joint tenants with right
                 of survivorship and not as
                 tenants in common
     COM PROP -- as community property

     UNIF GIFT MIN ACT -- _____________ Custodian _____________
                             (Cust)                  (Minor)
                          under Uniform Gifts to Minors
                          Act__________________________________
                                          (State)
     UNIF TRF MIN ACT  -- _________ Custodian (until age ______)
                            (Cust)
                          _____________ under Uniform Transfers
                             (Minor)
                          to Minors Act _______________________
                                                (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



--------------------------------------------------------------------------------
    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.


Dated________________________


                                   X ___________________________________

                                   X ___________________________________

                         NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By__________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

    SEAL                                                                SEAL
   NUMBER                                                             SHARES

HB
                                   HERBALIFE

INCORPORATED UNDER THE LAWS                              SEE REVERSE FOR CERTAIN
 OF THE STATE OF NEVADA                                       DEFINITIONS
                                                            CUSIP  426908 30 7

This Certifies that



                                    SPECIMEN


is the record holder of






FULLY PAID AND NONASSESSABLE SHARES OF CLASS B COMMON STOCK, $.01 PAR VALUE, OF

                         HERBALIFE INTERNATIONAL, INC.



(hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                         HERBALIFE INTERNATIONAL, INC.
                                 CORPORATE SEAL
                                      1985
                                     NEVADA
           SECRETARY                                                PRESIDENT




                                                   COUNTERSIGNED AND REGISTERED:
                                                 U.S. STOCK TRANSFER CORPORATION
                                                   TRANSFER AGENT AND REGISTRAR

                                                 BY

                                                      AUTHORIZED SIGNATURE

     The Class B Common Stock has no voting rights except as expressly provided in the Amended and Restated Articles of Incorporation of the Corporation, or as required by law.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation at its principal offices.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common
     TEN ENT  -- as tenants by the entiraties
     JT TEN   -- as joint tenants with right
                 of survivorship and not as
                 tenants in common
     COM PROP -- as community property

     UNIF GIFT MIN ACT -- _____________ Custodian _____________
                             (Cust)                  (Minor)
                          under Uniform Gifts to Minors
                          Act__________________________________
                                          (State)
     UNIF TRF MIN ACT  -- _________ Custodian (until age ______)
                            (Cust)
                          _____________ under Uniform Transfers
                             (Minor)
                          to Minors Act _______________________
                                                (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



--------------------------------------------------------------------------------
    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.


Dated________________________


                                   X ___________________________________

                                   X ___________________________________

                         NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By__________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-1C.